UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 8, 2024

CLEAN HARBORS, INC.
(Exact name of registrant as specified in its charter)

Massachusetts	001-34223	04-2997780
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

42 Longwater Drive	Norwell	MA	02061-9149
(Address of Principal Executive Offices)			(Zip Code)

 Registrant’s telephone number, including area code (781) 792-5000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	CLH	New York Stock Exchange

Item 1.01.    Entry into a Material Definitive Agreement.

On October 8, 2024, Clean Harbors, Inc. (the “Company”) entered into Amendment No. 6 (the “Sixth Amendment”) to the Credit Agreement, dated as of June 30, 2017, among the Company, the subsidiaries of the Company identified therein and Goldman Sachs Lending Partners LLC, as administrative agent and collateral agent, and the lenders party thereto (such Credit Agreement, as previously amended and further amended by the Sixth Amendment, the “Credit Agreement”). The Sixth Amendment (i) reduces the applicable interest rate margin for the Company’s 2021 Incremental Term Loans outstanding under the Credit Agreement for Term SOFR borrowings by eliminating the “SOFR Adjustment” (which previously had been 0.11448% per annum for Term SOFR Loans having an available tenor of one- month’s duration, 0.26161% per annum for Term SOFR Loan having an available tenor of three months duration, and 0.42826% per annum for Term SOFR Loans having an available tenor of six-months duration), and (ii) resets the six month soft call period for a repricing of the 2021 Incremental Term Loans. After giving effect to the repricing, the applicable interest rate margins for the 2021 Incremental Term Loans are 1.75% for Term SOFR borrowings and 0.75% for base rate borrowings.

In connection with the execution of the Sixth Amendment, the Company paid certain customary fees and expenses of Goldman Sachs Lending Partners LLC, in its capacities as administrative agent, collateral agent, and lead arranger.

The foregoing summary of the Sixth Amendment is qualified in its entirety by the complete text of the Sixth Amendment, a copy of which is attached to this Current Report on Form 8-K as Exhibit 4.43H and is incorporated herein by reference as if fully set forth herein.

Item 2.03.    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The discussion of the Sixth Amendment set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
4.43H
Amendment No. 6 to Credit Agreement dated as of October 8, 2024, among the Financial Institutions party thereto, as Lenders, Goldman Sachs Lending Partners LLC, as Administrative Agent and Collateral Agent, Clean Harbors, Inc., as Borrower, and the Loan Guarantors from time to time party thereto

104	The Cover Page to this Current Report on Form 8-K formatted in iXBRL (Inline eXtensible Business Reporting Language)

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clean Harbors, Inc.
(Registrant)

October 11, 2024	By:	/s/ Eric J. Dugas
Executive Vice President and Chief Financial Officer

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